  As Filed with the Securities and Exchange Commission on November 17, 1995

                                            Registration No. ________________
=============================================================================


                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                               __________________

                                   FORM S-8

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         AGOURON PHARMACEUTICALS, INC.
           (Exact name of registrant as specified in its charter)

                California                          33-0061928
      (State or other jurisdiction of           (I.R.S. Employer
       incorporation or organization)         Identification Number)

                       10350 North Torrey Pines Road
                        La Jolla, California  92037
                 (Address of Principal Executive Offices)


           AGOURON PHARMACEUTICALS, INC., 1990 STOCK OPTION PLAN
                             (Full title of plan)

                                PETER JOHNSON
                        Agouron Pharmaceuticals, Inc.
                        10350 North Torrey Pines Road
                         La Jolla, California  92037
                               (619) 622-3000
       (Telephone number, including area code, of agent for service)


                      Calculation of Registration Fee
=============================================================================

   Title of        Amount to       Proposed      Proposed       Amount of
  securities           be          Maximum        Maximum     Registration
    to be         registered(1)    offering      Aggregate        Fee
  registered                       price per     Offering
                                    unit(2)      Price(2)
_____________________________________________________________________________

    Common
   Stock No        1,000,000        $29.00      $29,000,000     $10,000.00
   par Value        Shares
=============================================================================

(1) In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.
(2)     Calculated in accordance with Rule 457(c) under the Securities Act of
        1933.
=============================================================================

                                 Part II

           Information Required in the Registration Statement

     This Registration Statement is filed with respect to the registration of additional securities of the same class as other securities for which registration statements (Registration Numbers 33-38895, 33-58214 and 33-89352) filed on this form relating to the same Agouron Pharmaceuticals, Inc., 1990 Stock Option Plan are effective. Pursuant to General Instruction E of this form, the contents of the registration statements filed with the Securities and Exchange Commission on February 6, 1991, Registration Number 33-38895, on February 11, 1993, Registration Number 33-58214 and on February 10, 1995, Registration Number 33-89352 are incorporated herein by reference. Additionally, the following documents are incorporated herein by reference:

         (a)     Agouron Pharmaceuticals, Inc. 1995 Annual Report.

         (b) Agouron Pharmaceuticals, Inc. Form 10-K for the year ended June 30, 1995.

         (c) Agouron Pharmaceuticals, Inc. Form 10-Q for the quarter ended September 30, 1995.


Item 8.  Exhibits.

     5        Opinion of Counsel regarding legality.

     23.1     Consent of Price Waterhouse LLP.

     23.2     Consent of Counsel (included in opinion filed as Exhibit 5).

     24 Power of Attorney (contained on the signature page of this Registration Statement).

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Diego, State of California, on November 16, 1995.

                                AGOURON PHARMACEUTICALS, INC.

November 16, 1995               By   /s/ Peter Johnson
                                     _____________________________________
                                     Peter Johnson
                                     President, Principal Executive Officer


November 16, 1995               By   /s/ Steven S. Cowell
                                     _____________________________________
                                     Steven S. Cowell
                                     Vice President, Finance, Chief Financial
                                     Officer and Principal Accounting Officer

                              POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Peter Johnson and Gary E. Friedman, or any of them, his true and lawful attorney-in-fact and agents, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign any or all amendments to this Registration Statement, and to file the same, with all exhibits thereto, and under documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature                  Title                            Date
_________                  _____                            _____


/s/ Peter Johnson          President, Principal Executive   November 16, 1995
________________________
Peter Johnson              Officer, and Director


/s/ Steven S. Cowell       Vice President, Finance, Chief   November 16, 1995
________________________
Steven S. Cowell           Financial Officer and Principal
                           Accounting Officer

/s/ Gary E. Friedman       Vice President and General       November 16, 1995
________________________
Gary E. Friedman           Counsel, Secretary and Director


/s/ John N. Abelson        Director                         November 16, 1995
________________________
John N. Abelson

Signature                  Title                            Date
_________                  _____                            _____


/s/ Patricia M. Cloherty   Director                         November 16, 1995
________________________
Patricia M. Cloherty


/s/ A.E. Cohen             Director                         November 16, 1995
________________________
A.E. Cohen


/s/ Michael E. Herman      Director                         November 16, 1995
________________________
Michael E. Herman


/s/ Irving S. Johnson      Director                         November 16, 1995
________________________
Irving S. Johnson


/s/Antonie T. Knoppers     Director                         November 16, 1995
________________________
Antonie T. Knoppers


/s/ Melvin I. Simon        Director                         November 16, 1995
________________________
Melvin I. Simon

                                   EXHIBIT INDEX


   EXHIBIT                                                  Page
   _______                                                  ____


    5       Opinion of Counsel regarding legality.

    23.1    Consent of Price Waterhouse LLP.

    23.2    Consent of Counsel (included in opinion filed as Exhibit 5).

    24 Power of Attorney (contained on signature page of this Registration Statement).